Pilgrim America
                              Bank and Thrift Fund




                                QUARTERLY REPORT
                               September 30, 1997

                      Pilgrim America Bank and Thrift Fund

                              THIRD QUARTER REPORT

                               September 30, 1997

                                -------.-------

                               Table of Contents

Letter to Shareholders .....................................................   2
Shareholder Letter Footnotes ...............................................   5
Annual Shareholder Meeting .................................................   6
Portfolio of Investments ...................................................   7
Fund Advisors and Agents ...................................................   9

                                -------.-------

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report that Pilgrim America Bank and Thrift Fund (the Fund) had an exceptional third quarter. Our net asset value (NAV) increased by 16.4%(1), substantially outpacing the three indices that compare to our Fund. During the quarter the Dow Jones Industrials Average Index (the DOW) increased 4.0%, the Standard & Poors 500 Index ( the S&P)(2) increased 7.5% and the S&P Major Regional Banks Index (MBRI)(3) increased 12.5%. Our stock price rose an even greater 30.0% as the discount to net asset value was almost eliminated. For the nine months ended September 30, 1997, we also had excellent results. Our NAV rose 43.4%(1) and our stock price increased 56.8%. The Dow, the S&P and MRBI were up 24.9%, 29.6% and 36.7%, respectively. The bank and thrift group performed very well throughout the quarter and for the year to date. It was extremely gratifying to turn in such pleasant numbers in such a strong market, since we are still running the Fund in what we believe is a relatively conservative fashion that attempts to preserve principal in a more adverse economic environment.

The recent decline in the market should encourage the Fed to leave interest rates unchanged. Thus, the favorable environment that the group faces is likely to continue for a while longer.

Third quarter bank and thrift earnings were favorable with most meeting or exceeding expectations. Also, there were some signs that the exceptional loss experience in the commercial lending area was starting to move toward more normal loss ratios. Credit card and substandard lending continue to be the problem lending areas. We have very little exposure to these areas except for our holding of Fleet Financial Group which has recently announced that it will be acquiring Advantas credit card business.

During the quarter we added to our positions in BNC Corp., Commercial Federal Corp., Fleet Financial Group, Inc., Summit Bancshares, Inc., Schuff Steel Co. and UnionBanCal.

                      Pilgrim America Bank and Thrift Fund


We participated in an initial offering of First International Bancorp during the quarter and received only a small amount of stock which we sold at about a 25% gain.

New positions were established in Bank of the Ozarks, Prime Bancshares, Inc. and Reliance Group Holdings.

On a valuation basis our positions were partially reduced in CoreState Financial
Corp.,  Independent  Bank  Corp.,  Sterling  Bancshares,   Inc.  and  Mercantile
Bankshares, Corporation.

An acquisition of CENFED Financial Corp. was announced in the quarter resulting in our selling our entire position. We received shares of Mercantile Bancorporation when it acquired Roosevelt Financial Group, Inc. and sold our entire position. Our last piece of Zions Bancorporation was reluctantly sold as well. We scaled out of this stock as valuations kept rising. Our final sale was at relative nose bleed levels for us but still hurt because this is a fine company that performed very well for us. Our entire position in Ugly Duckling Corp. was also sold. We became concerned with the large component of earnings coming from gain on sale accounting and a deterioration in credit quality.

During the quarter our American Federal Bank, FSB holdings were acquired by CCB Financial Corp. whose shares we have retained. Collective Bancorp, Inc. was also acquired during the quarter by Summit Bancorp. We also retained these shares. Last but not least, our position in Pacific Century Financial Corp. was increased when Pacific acquired our holding in CU Bancorp.

Although our turnover ratio is relatively low, the success that we have been having in the marketplace will result in a larger year-end distribution than you have been accustomed to receiving. Currently, we have realized over $30 million of capital gains that will be distributed to shareholders as a year-end distribution.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan,

                      Pilgrim America Bank and Thrift Fund

which provides an easy and cost effective way to acquire additional shares of the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems, Inc., P.O. Box 418368 Kansas City, Missouri 64141-6368 or call (800) 992-0180.

On October 16, 1997, shareholders of the Fund approved the conversion from a closed-end investment company to an open-end investment company. On October 20, 1997, the Fund began operating as an open-end investment company. Due to the conversion, the Fund will only be sending out annual and semi-annual reports to shareholders.

Thank you for giving us the opportunity to help you achieve your investment goals. As always, we welcome your comments and questions.


Sincerely,




/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.




/s/ Carl Dorf

Carl Dorf, C.F.A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

ALL PERFORMANCE INFORMATION SHOWN IN THIS REPORT FOR THE FUND REFLECTS THE HISTORICAL EXPENSE LEVELS OF THE FUND AS A CLOSED-END INVESTMENT COMPANY WITHOUT ADJUSTMENT FOR THE HIGHER ANNUAL EXPENSES OF AN OPEN-END FUND. PERFORMANCE WOULD HAVE BEEN LOWER IF ADJUSTED FOR THESE CHARGES AND EXPENSES. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

(1) Total return calculated at NAV and assuming reinvestment of all dividends and distributions. Sales charges or commissions are not reflected in these total returns.

        Average annual total returns based on NAV, assuming reinvestment of all dividends and distributions were 66.7%, 29.6% and 20.3% for the one, five and ten-year periods ended September 30, 1997, respectively.

        Average annual total returns based on NYSE market prices assuming reinvestment of all dividends and distributions and no commissions were 98.0%, 28.7% and 21.7% for the one, five and ten-year periods ended September 30, 1997, respectively. Due to variances in investors broker commission rates, market returns are presented without the deduction of such commissions. Applying the appropriate commissions will result in lower total returns at market.

(2) The S&P is an unmanaged index of 500 common stocks and is a generally accepted measure of stock market performance.

(3) The S&P Major Regional Banks Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poors 500 Index.

Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The managers views are subject to change at any time based on market and other conditions.

Pilgrim America Bank and Thrift Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of banks and thrifts.

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
SHAREHOLDER MEETING
--------------------------------------------------------------------------------

SPECIAL MEETING

A Special meeting of shareholders was held at the offices of the Fund on October 16, 1997. A brief description of each matter voted upon as well as the voting results are outlined below:

                                       Shares
                         Shares    voted against    Shares     Broker
                        voted for   or withheld   abstained   non-vote   Total
                        ---------   -----------   ---------   --------   -----

I.      Proposal for the election of a Director:

        John P. Burke   9,443,440      614,303       -          -     10,057,743

II. To convert the Fund from a closed-end investment company to an open-end investment company:

                        7,409,992    1,244,416    237,661  1,165,674  10,057,743

III. If proposal No. 2 is approved, to approve an amended Investment Management Agreement:

                        7,426,340    1,050,361    415,368  1,165,674  10,057,743

IV. If proposal No. 2 is approved, to approve the adoption of a distribution plan pursuant to Rule 12b-1:

                        7,232,740    1,229,572    429,757  1,165,674  10,057,743

V. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof:

                        9,039,049      524,109    494,585       -     10,057,743

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of September 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                              COMMON STOCKS: 95.8%
                                                                       Market
  Shares              Industry/Issuer                                  Value
  ------              ---------------                                  -----

                  Automotive:  0.2%
  30,000 (a)      Keystone Automotive Industries, Inc.               $ 633,750
                                                                     ---------
                  Banks:  90.2%
  80,500          Alabama National Bancorporation (AL)               1,947,094
 151,155          BB&T Corp. (NC)                                    8,077,345
 114,000 (a)      BNC Corp. (ND)                                     1,795,500
 218,175          BSB Bancorp, Inc. (NY)                             5,999,812
  87,000          Bank of Boston Corp. (MA)                          7,694,063
 270,000          Bank of New York Company, Inc. (NY)               12,960,000
  88,200          Bank of the Ozarks (AR)                            1,730,925
  88,000          Banknorth Group, Inc. (VT)                         4,807,000
  44,500          CCB Financial Corp. (NC)                           3,587,813
 378,000          Charter One Financial, Inc. (OH)                  22,349,250
 100,500          Columbia Bancorp (MD)                              2,914,500
 349,000          Comerica Inc. (MI)                                27,549,187
  97,917          Commerce Bancshares, Inc. (MO)                     5,764,863
 245,500          Commercial Federal Corp. (NE)                     11,569,188
 126,000          Community Bank System, Inc. (NY)                   3,654,000
 107,737          Community First Bankshares, Inc. (ND)              5,225,244
 195,000          Compass Bancshares, Inc. (AL)                      7,580,625
 253,758          CoreStates Financial Corp. (PA)                   16,795,608
   4,375          First Financial Corp. (WI)                           149,023
   1,100          First National Bank Anchorage (AK)                 2,557,500
 278,437          First Security Corp. (UT)                          8,283,501
 181,704          Fleet Financial Group Inc. (RI)                   11,912,969
  91,160          Greater Bay Bancorp (CA)                           3,908,488
  10,000 (a)      Hamilton Bancorp Inc. (FL)                           275,000
  13,500          Home Federal Bancorp (IN)                            436,219
 111,474          Independent Bank Corp. (MI)                        3,636,839
  55,000          InterWest Bancorp, Inc. (WA)                       2,213,750
 179,400          KeyCorp (OH)                                      11,414,325
  42,437          Laurel Capital Group, Inc. (PA)                    1,063,577
  20,000          MainStreet BankGroup, Inc. (VA)                      580,000
 345,000          Mercantile Bankshares Corp. (MD)                  11,212,500
  19,250 (a)      National City Bancorporation (MN)                    529,375
 251,600          National City Corp. (OH)                          15,489,125
  42,694          North Dallas Bank & Trust Co. (TX)                 1,707,760
  16,850          North Valley Bancorp (CA)                            530,775
  37,500          Pacific Century Financial Corp. (HI)               2,022,656
 162,000          Peoples Heritage Financial Group (ME)              6,854,625
 124,000          Popular Inc. (PR)                                  6,572,000
  43,000          Prime Bancshares Inc. (TX)                           817,000
  65,400          Regions Financial Corp. (AL)                       2,403,450
 240,000          Security First Corp. (OH)                          4,560,000
 290,575 (a)(b)   Security Shares, Inc. (TX)                         2,978,394
  55,000          SouthTrust Corp. (AL)                              2,708,750
 323,125          Sterling Bancshares, Inc. (TX)                     6,422,109
 375,900          Summit Bancorp (NJ)                               16,704,056

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of September 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Market
  Shares              Industry/Issuer                                  Value
  ------              ---------------                                  -----

                  Banks (continued)
 124,200          Summit Bancshares, Inc. (TX)                     $ 4,253,850
  35,100          TCF Financial Corp. (MN)                           2,051,156
 171,900          Union Planters Corp. (TN)                          9,604,913
  85,000          UnionBanCal Corp. (CA)                             7,352,500
  64,300          USBANCORP, Inc. (PA)                               4,147,350
  27,500          West Coast Bancorp (OR)                              852,500
  18,451          Westamerica Bancorp (CA)                           1,609,850
 230,000          Westernbank Puerto Rico (PR)                       4,140,000
                                                                   -----------
                                                                   313,957,902
                                                                   -----------
                  Building Products:  0.6%
 200,000 (a)      Schuff Steel Co.                                   2,050,000
                                                                   -----------

                  Finance:  0.1%
  82,000 (a)      First Enterprise Financial Group, Inc.               389,500
                                                                   -----------

                  Insurance:  1.8%
 151,000          ARM Financial Group, Inc.                          3,595,688
 160,000          Reliance Group Holdings                            2,170,000
  20,000 (a)      Summit Holdings Southeast, Inc.                      402,500
                                                                   -----------
                                                                     6,168,188
                                                                   -----------
                  Printing:  1.1%
  93,200 (a)      Devon Group, Inc.                                  3,821,200
                                                                   -----------

                  Retail:  1.8%
 129,900 (a)      MacFrugal's Bargains Close-Outs Inc.               3,961,950
  80,000 (a)      Michael's Stores, Inc.                             2,445,000
                                                                   -----------
                                                                     6,406,950
                                                                   -----------
                  Total Common Stocks (Cost $134,455,591)          333,427,490
                                                                   -----------

                          SHORT-TERM INVESTMENTS: 4.0%

Principal
  Amount                                                                                   Value
  ------                                                                                   -----
                U.S. Agency Discount Notes:  4.0%
$14,000,000     Federal Home Loan Bank Discount Note, 5.92% due 10/01/97                 14,000,000
                                                                                       ------------
                       Total Short-Term Investments (Cost $14,000,000)                   14,000,000
                                                                                       ------------
                  Total Investments in Securities (Cost $148,455,591)     99.8%         347,427,490
                  Cash and Other Assets in Excess of Liabilities-Net       0.2%             499,094
                                                                         -----         ------------
                        Total Net Assets                                 100.0%        $347,926,584
                                                                         =====         ============

------------------------------------------
Cost  for  federal   income  tax  purposes  is   $148,455,591.   Net  unrealized
appreciation consists of:
                   Gross Unrealized Appreciation               $   199,361,522
                   Gross Unrealized Depreciation                      (389,623)
                                                               ---------------
                        Net Unrealized Appreciation            $   198,971,899
                                                               ===============
(a)   Non-income producing security
(b) Affiliated company and a direct placement security restricted as to resale. It has been valued at fair value as determined by policies set by the Board of Directors.
                                       8

                      Pilgrim America Bank and Thrift Fund

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

          INVESTMENT MANAGER                                      INDEPENDENT AUDITORS
  Pilgrim America Investments, Inc.                              KPMG Peat Marwick LLP
 40 North Central Avenue, Suite 1200                           725 South Figueroa Street
        Phoenix, Arizona 85004                               Los Angeles, California 90017

             DISTRIBUTOR                                            WRITTEN REQUESTS
   Pilgrim America Securities, Inc.
 40 North Central Avenue, Suite 1200                     Please mail all account inquiries and
        Phoenix, Arizona 85004                                     other comments to:

     Shareholder Servicing Agent                          Pilgrim America Bank and Thrift Fund
     Pilgrim America Group, Inc.                                    Account Services
 40 North Central Avenue, Suite 1200                        c/o Pilgrim America Group, Inc.
        Phoenix, Arizona 85004                            40 North Central Avenue, Suite 1200
                                                                 Phoenix, Arizona 85004
            TRANSFER AGENT
          DST Systems, Inc.                                TOLL-FREE SHAREHOLDER INFORMATION
           P.O. Box 419368
   Kansas City, Missouri 64141-6368                Call us from 9:00 a.m. to 7:00 p.m. Eastern time
                                                       on any business day for account or other
              CUSTODIAN                                       information, at 1-800-331-1080.
  Investors Fiduciary Trust Company
           801 Pennsylvania
     Kansas City , Missouri 64105

            LEGAL COUNSEL                          This  report   and   the   financial   statements
        Dechert Price & Rhoads                     contained  herein are  submitted  for the general
         1500 K Street, N.W.                       information of the shareholders of the Fund. This
        Washington, D.C. 20005                     report  is not  authorized  for  distrubution  to
                                                   prospective investors in the Fund unless preceded
                                                   or accompanied by an effective prospectus.

                             Pilgrim America Funds


                                 MASTERS SERIES
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund




                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."


Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              16-SS-110597-112897